SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                 August 24, 2006

                    CONSORTIUM SERVICE MANAGEMENT GROUP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Texas                     0-27359                  74-2653437
       --------------              ------------           -------------------
         (State of                 (Commission              (IRS Employer
       Incorporation)              File Number)           Identification No.)

                   500 North Shoreline Drive, Suite 701 North
                            Corpus Christi, TX 78471
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               (Address of Principal Executive Offices) (Zip Code)

                                  361/887-7546
                         -------------------------------
                         (Registrant's Telephone Number)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

      On August 24, 2006 Consortium Service Management Group, Inc. ("CSMG") paid the Internal Revenue Service (the "IRS") the remaining $75,990 of the total $105,990.49 owed by CSMG to eliminate a lien filed by the IRS against CSMG for unpaid payroll taxes. CSMG reported the existence of the lien on Form 8-K filed July 29, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Consortium Service Management Group, Inc.


Date: September 1, 2006                By: /s/ Donald S. Robbins
                                          --------------------------------------
                                               Donald S. Robbins
                                               Chief Executive Officer